                    OPPENHEIMER INTERNATIONAL GROWTH FUND
                    Supplement dated July 18, 2003 to the
          Statement of Additional Information dated January 23, 2003

The Statement of Additional Information is changed as follows:

1.    The Supplement dated March 31, 2003 is hereby withdrawn.

2.    The subheading  titled  "Futures" on page 11 is changed by replacing the first three paragraphs of with the following three paragraphs.

o     Futures. The Fund can buy and sell futures contracts that relate to (1)
         broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock
         futures") and (3) foreign currencies (these are referred to as
         "forward contracts").

            A broadly-based stock index is used as the basis for
         trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of
         industries. A stock index assigns relative values to the
         common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks.
         A stock index cannot be purchased or sold directly. These
         contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no
         delivery made of the underlying securities to settle the
         futures obligation. Either party may also settle the
         transaction by entering into an offsetting contract.

            A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

3.    The section captioned "Board of Trustees and Oversight Committees" on pages 24 and 25 is amended as follows:

    Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the
    Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee,
    a Governance Committee, and a Proxy Committee.  The Audit Committee
    is comprised solely of Independent Trustees.  The members of the
    Audit Committee are Edward Regan (Chairman), Kenneth Randall and
    Russell Reynolds. The Audit Committee held five meetings during the
    Fund's fiscal year ended November 30, 2002. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Robert Galli (Chairman),
    Joel Motley and Phillip Griffiths. The Study Committee held eight meetings during the Fund's fiscal year ended November 30, 2002. The
    Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
    Distribution Agreements, transfer and shareholder service
    agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
    Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Elizabeth Moynihan
    (Chairman), Joel Motley, Phillip Griffiths and Kenneth Randall. The
    Governance Committee did not hold a meeting during the Fund's fiscal year ended November 30, 2002. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the
    Fund's Codes of Ethics, and develops qualification criteria for
    Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The  members  of the Proxy  Committee  are Edward  Regan  (Chairman),
    Russell  Reynolds  and  John  Murphy.  The  Proxy  Committee  held  one meeting  during the Fund's  fiscal year ended  November 30,  2002.  The
    Proxy  Committee  provides  the Board  with  recommendations  for proxy voting and monitors proxy voting by the Fund.

4.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for Mr. Lipstein on page 27.

5.    In the  Trustee  compensation  table on pages 31 and 32,  the  following footnote is added following Messrs. Yeutter, Levy and Lipstein:

6.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board of  Trustees/Directors  of the Board I Funds upon the  retirement  of
         Leon  Levy.  Effective  March 31,  2003,  Mr.  Lipstein  retired as a
         Trustee.

July 18, 2003                                                     PX0825.007